Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

On February 18, 2026, the Company entered into a share purchase agreement (the “Tanker SPA”) with Central Mare, a related party affiliated with Mr. Evangelos J. Pistiolis, to purchase the shares of certain entities (the “Tanker SPVs”) that have entered into shipbuilding contracts, dated February 3, 2026, with Guangzhou Shipyard International Company Limited and China Shipbuilding Trading Co., Ltd. for the purchase of nine 47,499 dwt MR Product tankers (the “Newbuilding Tankers”). The Newbuilding Tankers are scheduled for delivery during 2028 and 2029. The purchase price for all of the Tanker SPVs is $41,093 of which $6,000 was paid in cash upon the execution of the Tanker SPA, $1,500 was paid in cash in March, 2026, $14,000 was settled through the issuance of 14,000 Series G Preferred Shares (see Note 9) on March 31, 2026, and the remaining amount of $19,593, is payable no later than April 15, 2026. As contemplated in the Tanker SPA, under certain circumstances Central Mare can demand the payment of installments in the form of newly-issued Series G Preferred Shares. The seller has also secured time charter employment with a major oil trader for all nine vessels, starting from their delivery and for a firm duration of seven years, with charterer’s option to extend for four additional years. As a condition to closing of the acquisition of the Tanker SPVs, Central Mare has arranged for  sale and leaseback financing agreements that the Company has entered into in March 9, 2026 and March 18, 2026 with two major Chinese leasing companies. The financings are for an amount of 85% of all installments payable under the shipbuilding contracts for the nine newbuilding tanker vessels. The aggregate amount of installments payable under the nine shipbuilding contracts is $406,800, out of which an amount of $61,020 is settled as of the date of issuance of these consolidated financial statements. The financings bear an interest rate of Term SOFR plus a margin of 1.80%. Under the financings, upon delivery of each vessel we expect to make quarterly installment payments of $506 per vessel over a period of 10 years with a balloon payment of $18,200 million for each vessel payable together with the last installment.

As of March 31, 2026, the SPA for the sale of Newbuilding Yacht has been consummated and the Newbuilding Yacht has been transferred to Rubico Inc. In 2026 Rubico has made additional advance payments of $9,000 and, accordingly, has settled $28,500 of the Newbuilding Yacht Consideration.

From February 24, 2026 up to March 12, 2026 the Company sold 804,322 common shares under the 2024 ATM for net proceeds of $3,918.